Research and Development expenses	12 Months Ended
Dec. 31, 2025
Research and Development expenses
Research and Development expenses

24.Research and development expenses

Research and development expenses consist primarily of product development, engineering to develop and support our products, testing, consulting services and other costs associated with the next generation of the Genio system. These expenses primarily include employee compensation, consulting and contractor’s fees and outsourced development expenses.

	For the year ended December 31
(in EUR 000)	2025	2024	2023
Staff costs	14,556	13,118	13,803
Consulting and contractors’ fees	10,001	6,458	2,762
Q&A regulatory	236	354	263
Depreciation and amortization expense	3,161	1,428	1,314
Impairment loss on (in)tangible assets	1,178	—	—
Travel	1,295	1,282	1,179
Manufacturing and outsourced development	8,083	8,586	6,458
Clinical studies	4,979	6,102	4,929
Other expenses	996	1,072	1,674
Training	1,059	153	—
IP costs	—	44	941
IT	244	637	1,802
Capitalized costs	(2,964)	(4,909)	(8,474)
Total research and development expenses	42,824	34,325	26,651

Before capitalization of €3.0 million for the year ended December 31, 2025 and €4.9 million for the year ended December 31, 2024, research and development expenses increased by €6.6 million or 16.7 % from €39.2 million for the year ended December 31, 2024, to €45.8 million for the year ended December 31, 2025. The increase is the result of higher R&D activities mainly reflected in the ‘Consulting and contractors’ fees’ line and training activities, mainly offset by a decrease in clinical study expenses. Additionally, following FDA approval in August 2025, the amortization of the related intangible assets commenced leading to an increase in depreciation and amortization expenses.

During the year ended as at December 31, 2025, the Company recognized an impairment loss on (in)tangible assets of € 1.2 million. For more information, we refer to note 7 and 8.

In May 2025, the Company became involved in an intellectual property litigation in the United States. For more information, we refer to note 19.

Before capitalization of €4.9 million for the year ended December 31, 2024 and €8.5 million for the year ended December 31, 2023, research and development expenses increased by €4.1 million or 11.7% from €35.1 million for the year ended December 31, 2023, to € 39.2 million for the year ended December 31, 2024. This increase was primarily driven by higher R&D activities and clinical expenses, mainly reflected in the ‘Consulting and contractors’ fees’ line, along with an overall rise in manufacturing and outsourced development costs, which includes a €1.9 million cost to further develop our strategic R&D projects. These impacts were partially offset by lower manufacturing expenses due to higher inventory value resulting from yield improvements. Additionally, the increase was mitigated by a reduction in IT costs following the initiation of a new ERP implementation in 2023.